Warrant Certificate

THIS WARRANT AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE ____ DECEMBER 2012.

No. W- _____________________ 1,624,748	WARRANT TO PURCHASE
Issued: ____ AUGUST 2012	$0.01 PAR VALUE COMMON STOCK

Solitario Exploration & Royalty Corp.

Warrant

THIS IS TO CERTIFY that for value received, and subject to these terms and conditions, “RMB Australia Holdings Limited”, a company incorporated under the laws of Australia, or such other person or entity to which or whom this Warrant is transferred (the "Holder"), is entitled to exercise this Warrant to purchase 1,624,748 fully paid and non-assessable shares of Solitario Exploration & Royalty Corp., a Colorado corporation (the "Company"), $0.01 par value per share common stock (the "Warrant Shares"), at a price per share of $1.5387 (the “Exercise Price") (the number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1. Method of Exercise

1.1	Cash Exercise Right. This Warrant may be exercised by the Holder, at any time during the period (the "Exercise Period") that (a) commences on the date of issue of this Warrant (b) ends on a date 36 months from the date of issue of this Warrant. During the Exercise Period the Holder may exercise this Warrant in whole or in part, by delivering to the Company at 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, United States of America (or any other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (x) this Warrant certificate, (y) a certified or cashier's cheque payable to the Company, or cancelled indebtedness of the Company to the Holder, in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the “Purchase Price"), and (z) the Notice of Cash Exercise attached as Exhibit A duly completed and executed by the Holder. On exercise, the Holder will be entitled to receive from the Company a stock certificate in proper form representing the number of Warrant Shares purchased.

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1.2	Net Issuance Right. Despite the payment provisions described above, the Holder may elect to convert all or a portion of this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set out in Section 1. 1 and delivering to the Company the Notice of Net Issuance Exercise attached as Exhibit B duly completed and executed by the Holder, in which case the Company will issue to the Holder the number Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set out in the following equation:

X = ((A - B) x C)/A where:

X	= the number of Warrant Shares issuable on net issuance exercise pursuant to the provisions of this Section 1.2.
A	= the Current Market Price (as defined below) of one Warrant Share on the date of net issuance exercise.
B	= the Exercise Price for one Warrant Share under this Warrant (as adjusted from time to time pursuant to Section 4 hereof).
C	= the number of Warrant Shares as to which this Warrant is exercisable pursuant to the provisions of this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised as set out in the Notice of Net Issuance Exercise.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued on net issuance exercise pursuant to this Section 1.2.

On net issuance exercise in accordance with this Section 1.2, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of Warrant Shares determined in accordance with the foregoing.

2.	Delivery of Stock Certificates; No Fractional Shares
(a)	Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense will issue in the name of and deliver to the Holder (i) a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which the Holder will be entitled on the exercise of this Warrant, and (ii) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder will for all purposes be deemed to have become the holder of record of the Warrant Shares on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date this Warrant is exercised is a date when the stock transfer books of the Company are closed, a person will be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.
(b)	No fractional shares will be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company will pay the Holder a sum in cash equal to such fraction multiplied by the Exercise Price.
3.	Covenants as to Warrant Shares.

The Company covenants that at all times during the Exercise Period there will be reserved for issuance and delivery on exercise of this Warrant the number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of Warrant Shares. All Warrant Shares issued pursuant to the exercise of this Warrant will, on their issuance, be validly issued and outstanding, fully paid and non-assessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all pre-

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emptive rights, except restrictions arising (i) under federal and state securities laws, (ii) not by or through the Company, or (iii) by agreement between the Company and the Holder or its successors.

4.	Anti-Dilution Protection.
4.1	Definitions. For the purposes of this section 4, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:
(a)	“Common Shares” means shares of the Company which are of the same class as the Warrant Shares.
(b)	"Current Market Price" of Warrant Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the NYSE MKT or, if the Common Shares are not then listed on the NYSE MKT, on the Toronto Stock Exchange or, if the Common Shares are not then listed on the Toronto Stock Exchange, on such other stock exchange as may be selected by the directors of the Company for such purpose, during the period of twenty consecutive trading days ending five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are suspended from trading or have not traded on a stock exchange for an extended period of time, the Current Market Price will be the fair market value of the Common Shares as determined by the Company’s directors;
(c)	"director" means a director of the Company for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Company as a board or, whenever empowered, action by the executive committee of such board; and
(d)	"trading day" with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.
4.2	Adjustments. The Exercise Price and the number of Warrant Shares issuable to the Holder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:
(a)	If at any time during the Exercise Period the Company shall:
(1)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;
(2)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Common Shares payable in Common Shares or securities exchangeable or exercisable for or convertible into Common Shares;
(3)	subdivide the outstanding Common Shares into a greater number of Common Shares; or
(4)	consolidate the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subsections (1), (2), (3) and (4) above being herein called a "Common Share Reorganization"), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

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(B)	the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Common Shares the number of Common Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this section 4.2(a) as a result of the fixing by the Company of a record date for the distribution of securities exchangeable or exercisable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)	If at any time during the Exercise Period there shall occur:
(1)	a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;
(2)	a consolidation, amalgamation or merger of the Company with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or
(3)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Warrant Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Warrant Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(c)	If at any time during the Exercise Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of section 4.2(a) hereof, then the number of Warrant Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.
4.3	Rules. The following rules and procedures shall be applicable to adjustments made pursuant to subsection 4.2 of this Warrant Certificate.
(a)	Subject to the following provisions of this subsection 4.3, any adjustment made pursuant to subsection 4.2 hereof shall be made successively whenever an event referred to therein shall occur.
(b)	No adjustment in the Exercise Price shall be required unless the adjustment would result in a change of at least one per cent in the Exercise Price then in effect and no adjustment shall be made in the number of Warrant Shares purchasable or issuable on the exercise of this Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provisions of this section 4.3(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.

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(c)	If at any time during the Exercise Period the Company shall take any action affecting the Common Shares, other than an action or an event described in subsection 4.2 hereof, which in the opinion of the directors would or could have a material adverse effect upon the rights of the Holder under this Warrant Certificate, the Exercise Price and/or the number of Warrant Shares purchasable under this Warrant Certificate shall be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Company affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.
(d)	No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of this Warrant shall be made in respect of any event described in section 4 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.
(e)	If the directors of the Company set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant shall be required by reason of the setting of such record date.
(f)	In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 4.2 hereof, the Company may defer, until the occurrence of such event:
(1)	issuing to the Holder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event; and
(2)	delivering to the Holder any distribution declared with respect to such additional Warrant Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Warrant Shares issuable on this exercise of this Warrant.

(h)	If a dispute shall at any time arise with respect to any adjustment of the Exercise Price or the number of Warrant Shares purchasable pursuant to this Warrant Certificate, such dispute shall be conclusively determined by the auditors of the Company or if they are unable or unwilling to act by such other firm of independent accountants as may be selected by the directors.
4.4	Taking of Actions. As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 4.2 hereof the Company shall take any action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Warrant Shares which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

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4.5	Notice. At least 21 days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant, including the Exercise Price and the number of Warrant Shares which are purchasable under this Warrant, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 4.5 has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Common Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.
5.	Compliance with Securities Laws Restrictions; Legend on Warrant Shares
(a)	This Warrant and the securities issuable on exercise have not been registered under the Securities Act of 1933, as amended (the "Securities Act”), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any transaction involving the securities, (ii) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that the transaction is exempt from registration, or (iii) the Company otherwise satisfies itself that the transaction is exempt from registration. Despite any thing else contained in clause 5(a), the Company will not require the Holder to provide a legal opinion for transfers of this Warrant or the securities issuable on exercise of this Warrant if a transfer is made in full compliance with Rule 144 of the Securities Act.
(b)	The Holder of this Warrant hereby represents, warrants, covenants and acknowledges that:
(1)	this Warrant and the Warrant Shares to be issued on exercise hereof are being acquired for its own account for investment purposes only and not with a view to resale or distribution of the Warrant Shares in any manner that is in violation of the Securities Act or any applicable state securities laws; and
(2)	it agrees not to attempt any transfer of this Warrant or the Warrant Shares to be issued on exercise hereof without first complying with the substance of the legend set forth in clause 5(c), and that satisfaction of the requirements set forth in such legend may, if the Company so requests, depend in part upon an opinion of counsel reasonably acceptable in form and substance to the Company.
(c)	The following legend setting out or referring to the restrictions in clause 5(a) will be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order will be placed on the books of the Company and with any transfer agent until the securities may be legally sold or otherwise transferred.

THIS WARRANT AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE ____ DECEMBER 2012.

[The following will only be placed on certificates representing Warrant Shares:] THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO

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STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

6.	Exchange of Warrant; Lost or Damaged Warrant Certificate. This Warrant is exchangeable on its surrender by the Holder at the office of the Company. On receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.
7.	Notices of Record Date, etc.

In the event of.

(a)	any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right;
(b)	any Reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company;
(c)	any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
(d)	any proposed issue or grant by the Company to the holders of Warrant Shares of any shares or stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or
(e)	any other event as to which the Company is required to give notice to any holders of Warrant Shares,

then the Company will mail to the Holder a notice specifying (i) in relation to clause 7(a), the date on which any record is to be taken, (ii) in relation to clause 7(b) and clause 7(c), the date on which any Reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible will be entitled to exchange their shares for securities or other property deliverable on such Reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up, (iii) in relation to clause 7(d), the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date the proposed issue or grant and the persons or class of persons to whom the proposed issue or grant is to be offered or made, and (iv) in relation to clause 7(e), in reasonable detail, the facts, including the proposed date, concerning any other event. Such notice shall be delivered to the Holder at least ten (10) business days prior to the date specified in the notice.

8. Miscellaneous.

8.1	Holder as Owner. The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.
8.2	No Shareholder Rights. This Warrant does not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated in this Warrant; and no dividend or interest will be payable or will accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.
8.3	Notices. Unless otherwise provided, any notice under this Warrant will be given in writing and will be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set out in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at any such other address as such party may designate by twenty days' advance written notice to the other party given in the foregoing manner.

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If to the Holder:

To the address last furnished
in writing to the Company by
the Holder

If to the Company:

Solitario Exploration & Royalty Corp.
4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, United States of America
Telephone: +1 303 534 1030
Fax: +1 303 534 1809

8.4	Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder, subject to any necessary approval of any stock exchange or quotation system on which the Warrant Shares are then listed and posted (or quoted) for trading, as applicable. Any amendment or waiver effected in accordance with this Section 8.4 will be binding on each future Holder and the Company.
8.5	Governing Law; Jurisdiction; Venue. This Warrant will be governed by and construed under the laws of the State of Colorado without regard to principles of conflict of laws. The parties irrevocably consent to the exclusive jurisdiction and venue of the state and federal courts located in the City and County of Denver, Colorado, in connection with any action relating to this Warrant.
8.6	Successors and Assigns. The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

Solitario Exploration & Royalty Corp.

By: /s/ Christopher E. Herald

Name: Christopher E. Herald

Title: CEO______________

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Exhibit A - NOTICE OF CASH EXERCISE

To: Solitario Exploration & Royalty Corp.

The undersigned hereby irrevocably elects to purchase [________] shares of $0.01 per share par value common stock of Solitario Exploration & Royalty Corp. (the "Company") issuable on the exercise of the attached Warrant and requests that certificates for these shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if the number of shares set out in this notice are not all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of the shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that the shares of the common stock of the Company are acquired for the account of the undersigned for investment purposes only and not with a view to resale or distribution in any manner that is in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws.

[Payment enclosed in the amount of $______.]

[Company Debt cancelled in the amount of $______.]

Dated: ________________

Name of Holder of Warrant:

(please print)

Address:

Signature:

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Exhibit B - NOTICE OF NET ISSUANCE EXERCISE

To: Solitario Exploration & Royalty Corp.

The undersigned hereby irrevocably elects to convert that amount of the attached Warrant as specified below into the specified number of shares of $________ per share par value common stock of Solitario Exploration & Royalty Corp. (the "Company") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates for the net issuance shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the Company that the shares of the common stock of the Company are acquired for the account of the undersigned for investment purposes only and not with a view to resale or distribution any manner that is in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable state securities laws.

Dated:________________

Name of Holder of Warrant:

(please print)

Number of Shares to be Converted:

Address:

Signature: